YIELDQUEST FUNDS TRUST (the “Trust”)

Supplement to the Prospectus dated February 28, 2011

Supplement dated February 24, 2012

DESIGNATION OF JOHN BLISS AS PORTFOLIO MANAGER FOR YIELDQUEST

TOTAL RETURN FUND

Jay K. Chitnis, CFA, Chairman, Portfolio Manager and Chief Investment Strategist, is primarily responsible for determining the investment strategy to be used by, and the advice to be given to, the YieldQuest Total Return Fund. Mr. Chitnis has served in this role since the inception of the Fund in 2005. Effective February 24, 2012, John N. Bliss will assist Mr. Chitnis in implementing the investment strategy and day-to-day management of the Total Return Fund.

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This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated February 28, 2011 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Funds at (877) 497-3634.